UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2026

THE TORO COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8649	41-0580470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8111 Lyndale Avenue South Bloomington, Minnesota		55420
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (952) 888-8801
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TTC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 3 – Securities and Trading Markets

Item 3.03 Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information relating to the Charter Amendments, as defined and described under Item 5.03 of this Current Report on Form 8-K, is incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Toro Company 2026 Equity Plan

On March 17, 2026, the stockholders of The Toro Company (“TTC”), upon recommendation of the Board of Directors of the Company (the “Board”), approved The Toro Company 2026 Equity Plan (the “2026 Plan”) at TTC’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). The Board previously approved the 2026 Plan, upon the recommendation of the Compensation & Human Resources Committee of the Board (the “Committee”) and subject to approval by TTC’s stockholders, on January 20, 2026.

The 2026 Plan became effective immediately upon approval by TTC’s stockholders and will expire on March 17, 2036, unless sooner terminated by the Board. The 2026 Plan replaced The Toro Company 2022 Equity and Incentive Plan (the “2022 Plan”) with respect to the grant of future equity incentive awards. The 2026 Plan will be administered by the Committee and permits the Committee to grant to eligible individuals nonqualified and incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, and other stock-based awards. The Committee may select 2026 Plan participants and determine the types, amounts and timing of awards to be granted under the 2026 Plan. Subject to adjustment as provided in the 2026 Plan, the maximum aggregate number of shares of TTC common stock authorized for issuance under the 2026 Plan is equal to the sum of: (a) 3,650,000 shares, plus (b) the number of shares remaining available for grant under the 2022 Plan but not subject to outstanding awards thereunder as of March 17, 2026, and plus (c) the number of shares subject to awards outstanding under the 2022 Plan as of March 17, 2026 but only to the extent that such outstanding awards are forfeited, expire or otherwise terminate without the issuance of such shares after March 17, 2026.

The foregoing summary description of the 2026 Plan does not purport to be complete and is qualified in its entirety by reference to the text of the 2026 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. A more detailed summary description of the 2026 Plan can be found in Proposal Four— Approval of The Toro Company 2026 Equity Plan in the definitive proxy statement for TTC’s 2026 Annual Meeting of Stockholders filed with the Securities and Exchange Commission (the “SEC”) on February 3, 2026 (the “2026 Proxy Statement”).

On March 17, 2026, forms of award agreements for use in granting nonqualified stock options, restricted stock units, and performance share awards under the 2026 Plan were approved by the Board and/or Committee. These forms are filed as Exhibits 10.2, 10.3, 10.4, and 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

The Toro Company Annual Incentive Plan

On March 17, 2026, the Board also approved The Toro Company 2026 Annual Incentive Plan (the "Annual Incentive Plan"), upon the recommendation of the Committee. The Annual Incentive Plan became effective immediately upon Board approval and will remain in effect until terminated by the Board or a committee thereof. The Annual Incentive Plan is designed to advance the interests of TTC and its stockholders by providing an annual cash incentive to motivate and incentivize employee participants to perform to the best of their abilities and to achieve certain short-term performance goals and to link a significant portion of a participant’s annual compensation to the achievement of such performance goals. Prior to the establishment of the Annual Incentive

Plan, annual performance awards were granted under the 2022 Plan, which as described above, was replaced with the 2026 Plan. Unlike the 2022 Plan, the 2026 Plan is purely an equity incentive plan.

The Committee will administer the Annual Incentive Plan with respect to participants who are executive officers of TTC and TTC’s Chief Executive Officer or one or more other officers of TTC as delegated by the Chief Executive Officer will administer the Annual Incentive Plan with respect to participants who are not executive officers of TTC.

The foregoing summary description of the Annual Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Annual Incentive Plan, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the 2026 Annual Meeting, TTC’s stockholders approved two amendments to TTC’s Restated Certificate of Incorporation, as amended, including an amendment to eliminate or limit the liability of officers as provided under Delaware law, as described in more detail in Proposal Five—Approval of Amendment to Company’s Restated Certificate of Incorporation to Eliminate or Limit Liability of Officers as Provided Under Delaware Law of the 2026 Proxy Statement, and an amendment to change the par value of all capital stock of TTC from $1.00 per share to $0.01 per share, as described in more detail in Proposal Six—Approval of Amendment to Company’s Restated Certificate of Incorporation to Change Par Value of All Capital Stock From $1.00 to $0.01 Per Share of the 2026 Proxy Statement (collectively, the “Charter Amendments”). The Charter Amendments became effective upon the filing of a Certificate of Amendment of the Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on March 17, 2026.

Subsequent to the effectiveness of the Certificate of Amendment, also on March 17, 2026, TTC filed with the Secretary of State of the State of Delaware a Restated Certificate of Incorporation (the “Restated Charter”) that became effective immediately upon filing and restated and integrated, but did not further amend, TTC’s Restated Certificate of Incorporation, as amended through the filing of the Certificate of Amendment described above.

Also in December 2025, in connection with the Charter Amendments, the Board approved amendments related to SEC Rule 14a-19 and certain other non-substantive amendments (the “Bylaw Amendments”) to TTC’s Amended and Restated Bylaws (as so amended and restated, the “Amended Bylaws”), contingent upon the effectiveness of the Certificate of Amendment, which Bylaw Amendments are intended to conform the Amended Bylaws to the Charter Amendments and incorporate other immaterial, non-substantive, clean up changes.

The foregoing summary description of the Charter Amendments and Bylaw Amendments is not complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, the Restated Charter, and the Amended Bylaws, a copy of which is filed as Exhibit 3.1, Exhibit 3.2, and Exhibit 3.3, respectively, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

TTC held its 2026 Annual Meeting of Stockholders on March 17, 2026. The final results for each proposal submitted to a vote of TTC’s stockholders at the meeting were as follows:

Proposal One—	FOR	WITHHELD	ABSTAIN	BROKER NON-VOTE
Election of three director nominees, each to serve for a term ending at the 2029 annual meeting of stockholders
Dianne C. Craig	79,691,721	2,864,832	—	6,675,599
Eric P. Hansotia	78,075,623	4,480,930	—	6,675,599
D. Christian Koch	71,857,635	10,698,918	—	6,675,599

Proposal Two—Ratification of the selection of KPMG LLP as TTC’s independent registered public accounting firm for TTC’s fiscal year ending October 31, 2026	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
	86,125,603	2,921,980	184,569	—

Proposal Three— Approval of, on an advisory basis, TTC's executive compensation	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
	77,236,579	4,637,002	682,972	6,675,599

Proposal Four—Approval of The Toro Company 2026 Equity Plan	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
	80,332,434	2,049,763	174,356	6,675,599

Proposal Five— Approval of an amendment to the Company's Restated Certificate of Incorporation to eliminate or limit the liability of officers as provided under Delaware law	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
	73,790,602	8,143,983	621,968	6,675,599

Proposal Six—Approval of an amendment to the Company's Restated Certificate of Incorporation to change the par value of all capital stock from $1.00 to $0.01 per share	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
	87,670,832	1,101,795	459,525	—

Each of the director nominees in Proposal One was elected by TTC’s stockholders to serve for a term ending at the respective 2029 annual meeting of stockholders by the required vote. Regarding TTC’s other directors (i) each of Gary L. Ellis, Jill M. Pemberton and Richard M. Olson will continue to serve as a director for a term ending at TTC’s 2027 Annual Meeting of Stockholders; and (ii) each of Jeffrey L. Harmening, Joyce A. Mullen and James C O'Rourke will continue to serve as a director for a term ending at TTC’s 2028 Annual Meeting of Stockholders.

Proposal Two was approved by TTC’s stockholders by the required vote.

With respect to Proposal Three, TTC’s stockholders approved, on an advisory basis, the executive compensation of TTC’s named executive officers, as disclosed in TTC’s proxy statement pursuant to the compensation disclosure rules of the SEC.

Each of Proposals Four, Five and Six was approved by TTC’s stockholders by the respective required vote.

Section 8 – Other Events

Item 8.01 Other Events.

The Description of Securities of Registered Pursuant to Section 12 of the Securities Exchange Act of 1934 (the “Description of Securities”) attached as Exhibit 4.1 to this Current Report on Form 8-K are filed for the purpose of updating the Description of Securities as a result of the Charter Amendments described above in Item 5.03.

The Description of Securities modifies and supersedes any prior Description of Securities of TTC in any registration statement or report filed with the SEC and will be available for incorporation by reference into certain of TTC’s filings with the SEC pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and forms promulgated thereunder.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of the Restated Certificate of Incorporation of The Toro Company, effective as of March 17, 2026
3.2	Restated Certificate of Incorporation of The Toro Company, effective as of March 17, 2026
3.3	Amended and Restated Bylaws of The Toro Company, effective as of March 17, 2026
4.1	Description of Securities of The Toro Company Registered Pursuant to Section 12 of the Securities Exchange Act of 1934
10.1	The Toro Company 2026 Equity Plan
10.2	Form of Nonqualified Stock Option Agreement for use with The Toro Company 2026 Equity Plan
10.3	Form of Nonemployee Director Stock Option Agreement for use with The Toro Company 2026 Equity Plan
10.4	Form of Restricted Stock Unit Award Agreement for use with The Toro Company 2026 Equity Plan
10.5	Form of Performance Share Award Agreement for use with The Toro Company 2026 Equity Plan
10.6	The Toro Company 2026 Annual Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TORO COMPANY
(Registrant)

Date: March 20, 2026	/s/Joanna M. Totsky
Joanna M. Totsky
Vice President, General Counsel and Corporate Secretary